        Exhibit 1.01

Weatherford International plc
Conflict Minerals Report
For the Year Ended December 31, 2021

This Conflict Minerals Report of Weatherford International plc (“Weatherford,” “we,” “our” or the “Company”) is in accordance with Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended.

Company Overview

Weatherford is a leading global energy services company providing equipment and services used in the drilling, evaluation, well construction, completion, production, intervention and responsible abandonment of wells across the broad spectrum of energy sources. Many of our businesses, including those of our predecessor companies, have been operating for more than 50 years. We conduct operations in approximately 75 countries, answering the challenges of the energy industry with 350 operating locations including manufacturing, research and development, service, and training facilities.

We are committed to a culture of compliance and to tracing the origins of our necessary conflict minerals to ensure that we are sourcing materials and components from companies that share our values and commitment to human rights, ethics and environmental responsibility. Weatherford supports efforts to increase transparency regarding conflict minerals and to eliminate their use. As a result, we adopted due diligence procedures consistent with the Organisation for Economic Co-operation and Development (“OECD”) guidelines and seek to obtain chain of custody declarations from all Weatherford suppliers of columbite-tantalite (coltan), cassiterite, gold, wolframite, or their derivatives (which are limited to tantalum, tin, and tungsten) (“conflict minerals” or “3TG”) incorporated into products manufactured or contracted for manufacture by Weatherford in accordance with our obligations pursuant to the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act and the Rule.

Covered Products Overview

Our principal business is to provide equipment and services to the oil and natural gas exploration and production industry as well as new energy platforms across our three product line segments: (1) Drilling and Evaluation (2) Well Construction and Completions, and (3) Production and Intervention. Effective in the fourth quarter of 2021, Weatherford realigned our reporting structure to these three product line segments to further refine the Company’s organizational focus and business strategy around the well life cycle and is intended to drive improved customer collaboration and growth opportunities. The alignment of our management strategy and reporting structure allows us to further drive organizational priorities into our operating processes. All of our segments are enabled by a full suite of digital, monitoring, optimization and artificial intelligence solutions providing services throughout the well life cycle, including responsible abandonment.

•Drilling and Evaluation (“DRE”) offers a suite of services including managed pressure drilling, drilling services, wireline and drilling fluids. DRE offerings range from early well planning to reservoir management through innovative tools and expert engineering to optimize reservoir access and productivity.
•Well Construction and Completions (“WCC”) offers products and services for well integrity assurance across the full life cycle of the well. The primary offerings are tubular running services, cementation products, completions, liner hangers and well services. WCC deploys conventional to advanced technologies, providing safe and efficient services in any environment during the well construction phase.
•Production and Intervention (“PRI”) offers production optimization technologies through the Company’s ability to design and deliver a complete production ecosystem to boost productivity and responsible abandonment for our customers. The primary offerings are intervention services & drilling tools, artificial lift, production automation & software, sub-sea intervention and pressure pumping services in select markets. PRI utilizes a suite of reservoir stimulation designs, and engineering capabilities that isolate zones and unlock reserves in conventional and unconventional wells, deep water, and aging reservoirs.

We have evaluated each of our product lines and made a good faith determination that conflict minerals were necessary for the production or functionality of some products manufactured or contracted for manufacture by Weatherford in calendar year 2021 (the “Covered Products”). Our Covered Products include, but are not limited to:

•liner hanger systems,
•fishing recovery tools,
•rotating cement heads,
•downhole deployment valves,
•pressure control equipment,
•inflatable packers,
•casing packers,
•thru-tubing equipment,
•wellbore tubulars,
•casing and running tools,
•drilling casing bits,
•centralizers,
•float equipment,
•stimulation sleeves,
•expandable sand screens,

•composite plugs,
•inflow control devices,
•gravel pack systems,
•production packers,
•isolation valves,
•RFID enabled tools,
•subsurface safety valves,
•pressure pumping systems,
•continuous rod products,
•gas lift valve systems,
•rotaflex pump units,
•gas lift systems,
•power generation units,
•reciprocating rod lifts systems,
•flow measurement products,
•SurgeMaster®II tool,
•drilling rental tools,
•performance drilling tools,
•mechanized rig equipment,
•conventional tubular running equipment,
•pump and fluid systems,
•well servicing equipment,
•logging while drilling equipment,
•measurement while drilling equipment,
•directional drilling equipment,
•rotary steerable systems,
•managed pressure drilling systems,
•rotating control devices,
•advanced flow detection systems,
•steady state continuous flow systems,
•under-reamers,
•open hole logging tools,
•cased hole logging tools,
•automated tubular running equipment,
•downhole pressure, temperature and flow measurement gauges,
•distributed fiber optics systems,
•stage tools,
•industrial pump systems,
•sub-surface plugs,
•artificial lift controllers,
•drill pipe risers,
•flowbank tanks, and
•surface manifolds

Supply Chain Overview

Our global supply chain function is responsible for sourcing, procurement, supply and operations planning, and inventory management of raw materials, inventory, finished goods, and services to support the Company’s operations. We have more than 19,000 suppliers in eight geographic regions globally. The major categories in our supply chain are machining services, field equipment manufacturers, raw materials, and employee benefits services. More than 40% of our suppliers are based in North America.

Weatherford’s global supply chain is complex with multiple levels of suppliers between us and upstream conflict minerals producers. Further, our Covered Products consist of many component materials and parts, with multiple suppliers potentially contributing to a single product. As a downstream purchaser and user of conflict minerals, we do not have direct visibility into, and are always many layers removed from, smelters or refiners of 3TG (“SORs”) and the associated mines of origin of the conflict minerals. Therefore, we must rely on our direct suppliers (“tier 1 suppliers”) and their suppliers (“tier 2 suppliers”) to provide the information necessary to trace the source and chain of custody of 3TG that may exist in our Covered Products.

Reasonable Country of Origin Inquiry (RCOI)

We continually strive to make improvements to our RCOI program and processes to help us manage the risk that conflict minerals from the Democratic Republic of the Congo or adjoining countries (“DRC”) are used in our Covered Products. We start our RCOI using automated processes to identify Covered Products based on information in our various computer systems, including material safety data and engineering design product information. We then take the data from the automated process and manually review and validate the data and reports. From these reports, we identified specific product or products supplied to Weatherford that may contain 3TG and the corresponding direct suppliers in our manufacturing businesses supply chain. To allow us to identify both higher and lower risk suppliers, we further categorized these direct suppliers both by the types of products or services they supply to Weatherford and the by the total spend with each supplier. This review and categorization enabled us to refine the scope of the suppliers we reasonably believe are covered by the Rule. This year, our review identified 851 tier 1 suppliers within the scope of the Rule for 2021. This represents approximately a 27% increase in the number of tier 1 suppliers within the scope of the Rule from 2020. The increase was the result of global logistical and distribution challenges related to the COVID-19 pandemic as well as a shift to sourcing more items locally to improve efficiency in our supply chain. We continue to evaluate our supply chain for opportunities to further improve efficiency in our operations, gain a better understanding into our tier 2 suppliers, and improve reporting and compliance with our conflict minerals policies.

Weatherford, with the assistance of a third-party consultant, contacted the 851 tier 1 suppliers to request and collect information about the use and origin of 3TG used in the products and components supplied to Weatherford. Utilizing the Conflict-Free Sourcing Initiative’s Conflict Minerals Reporting Template (“CMRT”), suppliers were asked to provide information regarding the existence of 3TG in specifically identified materials and products sold to Weatherford and the sourcing of these materials, with the ultimate goal of identifying the SORs and associated mine countries of origin connected to 3TG utilized in our products and components. Suppliers were provided multiple options for uploading CMRTs or providing the requested information. To facilitate reporting at the product-level, Weatherford identified the products and components being sourced from a given supplier and this was communicated to that supplier as part of the data request. The suppliers were asked to select a given product or set of products for which a CMRT was being submitted. Suppliers were able to submit multiple CMRTs as needed to address all indicated products. If a supplier was unable to provide one or more product-specific CMRTs, the supplier could choose to provide a company-level or user-defined CMRT. Suppliers unable to provide a CMRT on their own behalf were requested to provide relevant information on their tier 2 suppliers. We then contacted these tier 2 suppliers, and subsequent tiers of suppliers as needed. Every effort was made to address and meet the concerns of suppliers regarding their need to maintain the confidentiality of their data and our third-party consultant executed non-disclosure agreements with Weatherford’s suppliers when requested.

If suppliers did not respond to our request for information, our third-party consultant made multiple additional attempts to contact them via emails and telephone calls and offered assistance in completing the CMRTs and providing the requested information. Through our engagement and outreach to our suppliers, we continued to inform, educate and assist our suppliers if they are unfamiliar with conflict mineral rules, Weatherford’s conflict minerals compliance program, our related policies and the supplier’s obligations under their contracts with Weatherford and our Supplier Code of Conduct. If, after these efforts, a supplier still did not register within the system or provide the information requested, the matter was further escalated internally and there was direct outreach by Weatherford employees in our supply chain function that have direct business interactions with the tier 1 suppliers.

RCOI Results

This reporting year, 625 suppliers, or approximately 73%, responded to our request to provide CMRTs, slightly better than the 70% response rate we achieved last year. We attribute the increased response rate to our internal efforts to educate our global employees on our conflicts minerals policies combined with the outreach efforts of our supply chain function that has direct business interactions with the suppliers. Of the suppliers who responded, 32% indicated one or more conflict minerals are necessary to the functionality or production of our Covered Products. Based on our RCOI, we have reason to believe that conflict minerals necessary to the functionality or production of our Covered Products may have originated in the DRC. We performed additional due diligence measures on the source and chain of custody of the necessary conflict minerals in our Covered Products, as described below.

Due Diligence

Design
The design of Weatherford’s due diligence framework conforms to the due diligence-related steps of OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, second edition (“OECD Guidance”).

Measures Undertaken
Once we received information from suppliers in the CMRTs, we evaluated responses for plausibility, consistency, and gaps in information. If, during the evaluation, any quality control flags were raised regarding the veracity or accuracy of information, suppliers were automatically contacted again on a bi-weekly basis up to an additional three times to confirm or verify the information. Examples of quality control flags are:

•One or more SORs were listed but no conflict mineral was listed by the supplier;
•SOR information was not provided for a conflict mineral used by the supplier, or the listed SOR was not a verified metal processor in the database of our third-party consultant;
•Supplier answered yes to sourcing from the DRC, but none of the SORs listed are known to source from the region;
•Supplier indicated that they have not received 3TG data for each metal from all relevant suppliers;
•Supplier indicated that they have not identified all of the SORs used for the Covered Products;
•Supplier indicated they have not provided all applicable SOR information received; and
•Supplier indicated 100% of the 3TG for products covered by the declaration originated from scrap/recycled sources, but one or more SORs listed are not known to be exclusive recyclers.

With the supplier information collected and evaluated as described above, we used information collected by industry groups and our third-party consultant to verify the identified SORs. Through an outreach process we attempted to verify (1) the types of metal processing performed (including exclusive recycling), (2) the mine countries of origin of the conflict minerals, (3) the conflict-free certification status of the identified SORs, and (4) the due diligence measures being conducted for those entities that are not conflict-free certified. We compared the supplier-identified SORs to the list of SORs which have received a “conflict free” designation based on internationally accepted audit standards of (a) the Responsible Minerals Assurance Process developed by the Responsible Minerals Initiative, (b) the London Bullion Market Association Good Delivery Program and (c) the Responsible Jewellery Council Chain-of-Custody Certification. If the SOR was not certified by one of these three internationally-recognized programs, we attempted to contact the SOR to gain more information about its sourcing practices, including countries of origin and transfer, and whether there were any internal due diligence procedures in place or other processes the SOR takes to track the chain-of-custody on the source of its mineral ores. We also performed internet research to determine whether there were any outside sources of information regarding the SOR’s sourcing practices. If the SORs were non-responsive, additional attempts to contact them were made to gather information on mine country of origin and sourcing practices.

Due Diligence Results

Based on the SOR list provided by the suppliers who responded at the product-level and based on publicly available information, we have identified 342 verified SORs that are within our supply chain (see Annex I). Of these SORs, 289 do not source from the DRC and 53 indicated sourcing within the DRC. Of these 53 SORs, all but six are certified as conflict-free. Three of these six uncertified SORs reported that they are in the process of obtaining their “conflict-free” certification or designation from one of the above recognized international organizations. We will monitor their ongoing progress on obtaining their conflict-free certification. Two of the six SORs that are not certified as conflict-free supplied gold that was used in our Covered Products. One of these two gold SORs reported that they do not know the country of origin for their supply of gold, and made a similar report in prior years. The second gold SOR reported that they source their gold from the DRC as well as 15 other non-DRC countries. The one other SOR that is not certified as conflict-free supplied tin that was used in our Covered Products and that it sources its tin from a covered country along with six other non-DRC countries. We will be performing additional due diligence and outreach with the suppliers linked with all of the SORs that are not certified as conflict-free regarding their sourcing methods for products and components sold to Weatherford. We will also work with our suppliers associated with these three SORs to further validate the country of origin of the conflict minerals used in our Covered Products.

Measures for Improvement

Weatherford’s conflict minerals policy was amended and restated on May 26, 2021 can be found at https://www.weatherford.com/documents/corporate-documents/governance-and-policies/conflict-minerals-policy-(november-2013)/. The policy is also included within our Supplier Code of Conduct which can be found at https://www.weatherford.com/en/documents/corporate-documents/supplier-code-of-conduct/supplier-code-of-conduct-english/. We continue to require all new suppliers from whom Weatherford procures raw materials and components used in Weatherford’s manufacturing operations to agree to the Supplier Code of Conduct (which stresses our commitment to integrity throughout the supply chain and holding our business partners to the same high standards and commitment to a culture of compliance) and to complete a CMRT as part of the terms and conditions of doing business with Weatherford. We are in the process of formalizing and documenting our internal procedures to validate compliance with our Supplier Code of Conduct and vendor on-boarding including creating an escalation path within our supply chain and up to executive officers when vendors fail to provide CMRTs or are identified as utilizing SORs that are not certified as conflict free or sourcing from locations other than the DRC.

Weatherford continues to refine and improve its processes related to the scoping of suppliers covered by the Rule and the tracing and responsible sourcing of 3TG. Future steps to mitigate and address the risk that 3TG contained in our Covered Products could directly or indirectly finance or benefit armed groups in the DRC may include, but are not limited to:

•Strengthen the quality of supplier data and product data to more accurately identify 3TG in our Covered Products and supply chain and allow increased automation of the identification of Covered Products;
•Engage with our engineering, manufacturing, supply chain and IT departments to assure that information regarding 3TG used in our Covered Products is input, tracked and maintained ;
•Engage with our engineering and design departments to minimize the use of 3TG in the designs of our Covered Products to those where its use is absolutely necessary;
•Document and formalize our revised internal procedures regarding the collection of information relating to the use of 3TG in our Covered Products;
•Improve our ability to identify and trace 3TG to the SORs and associated countries of origin;
•Continue to engage with our suppliers to provide ongoing education regarding 3TG, Weatherford’s conflict minerals policy and Weatherford’s Supplier Code of Conduct and to encourage or require their sourcing from conflict-free SORs;
•Develop and implement standard remediation practices to address suppliers or SORs identified as areas of concern;
•Continue to make our ethics and reporting hotline, Listen Up, available to all suppliers anytime and from anyplace to allow them to notify us of any failure to comply with our Supplier Code of Conduct or any illegal or unethical activity related to our business;
•Take affirmative steps to learn and understand new developments and best practices in connection with the Rule, OECD Guidance and conflict minerals compliance program design and implementation; and
•Maintain and update our centralized internal repository containing materials related to our conflict minerals program as a resource for all employees.

This report includes forward-looking statements that involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “expects,” “plans,” “intends,” “will,” “may,” and similar terms. Forward-looking statements are not guarantees of future performance. Weatherford assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law. Subsequent events may affect Weatherford’s future determinations under Rule 13p-1 of the Securities Exchange Act of 1934, as amended.

Exhibit 1.01
Annex I
Annex I
The table below is an aggregation of data provided by Weatherford’s suppliers through April 15, 2022 and lists SORs within our supply chain that either do not source 3TG from the DRC or for which we were unable to validate the region of sourcing.

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Gold	8853 S.p.A.	RMAP	No known country of origin
Gold	ABC Refinery Pty Ltd.		No known country of origin
Gold	Abington Reldan Metals, LLC		No known country of origin
Gold	Advanced Chemical Company	RMAP	United States, Peru, Indonesia
Gold	Aida Chemical Industries Co., Ltd.	RMAP	Recycle/Scrap, Canada, Japan, Bolivia, Portugal, Peru, Spain
Gold	Al Etihad Gold Refinery DMCC	RMAP	No known country of origin
Gold	Alexy Metals	RMAP - Active	No known country of origin
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	LBMA, RJC, RMAP	Recycle/Scrap, Philippines, Japan, China, Brazil, Sierra Leone, Thailand, Nigeria, Laos, Germany
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	LBMA, RMAP	Brazil, South Africa, Australia
Gold	Argor-Heraeus S.A.	LBMA, RMAP	Argentina, Singapore, Hong Kong, China, Philippines, South Africa, Chile, Switzerland, Indonesia
Gold	Asahi Pretec Corp.	LBMA, RMAP	Myanmar, Papua New Guinea, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, Hong Kong, United States, Guinea, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Recycle/Scrap, Uzbekistan, United Kingdom, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Gold	Asahi Refining Canada Ltd.	LBMA, RMAP	Canada, Japan, Australia
Gold	Asahi Refining USA Inc.	LBMA, RMAP	Canada, Hong Kong, United States, China, Uzbekistan, Malaysia, Bermuda, Australia, Chile, Peru, Indonesia
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.		Turkey, Brazil, Australia, Indonesia
Gold	AU Traders and Refiners		No known country of origin
Gold	Augmont Enterprises Private Limited	RMAP - Active	No known country of origin
Gold	Aurubis AG	LBMA, RMAP	Recycle/Scrap, Canada, Hong Kong, United States, Japan, China, Brazil, Germany, Indonesia
Gold	Bangalore Refinery	RMAP	No known country of origin
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	LBMA, RMAP	Canada, China, Philippines, Brazil, Italy, Indonesia
Gold	Boliden AB	LBMA, RMAP	Canada, Sweden, Ireland, China, Finland, Indonesia
Gold	C. Hafner GmbH + Co. KG	LBMA, RJC, RMAP	Japan, China, Brazil, Chile, Australia, Peru, Germany
Gold	C.I Metales Procesados Industriales SAS	RMAP - Active	No known country of origin
Gold	Caridad		China, Japan, Korea, Republic of, Mexico, Chile, Bolivia
Gold	Cendres + Metaux S.A.	RMAP	Recycle/Scrap, Australia, Switzerland, Germany
Gold	CGR Metalloys Pvt Ltd.		No known country of origin
Annex I - 1

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Gold	Chimet S.p.A.	LBMA, RMAP	Recycle/Scrap, Turkey, Mexico, Italy, Australia
Gold	Chugai Mining	RMAP	Canada, United States, Japan, Australia, Chile, Peru, Indonesia
Gold	Daye Non-Ferrous Metals Mining Ltd.	LBMA	Singapore, Hong Kong, United States, Japan, Uzbekistan, United Kingdom, Malaysia, Switzerland, Canada, Belgium, China, Mexico, South Africa, Australia, Chile
Gold	Degussa Sonne / Mond Goldhandel GmbH		No known country of origin
Gold	Dijllah Gold Refinery FZC		No known country of origin
Gold	DODUCO Contacts and Refining GmbH	RMAP	Recycle/Scrap, Canada, Hong Kong, United States, Japan, China, Australia, Chile, Peru, Germany
Gold	Dowa	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, Hong Kong, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Indonesia, Estonia
Gold	DSC (Do Sung Corporation)	RMAP	Recycle/Scrap, Korea, Republic of, Brazil, South Africa, Australia
Gold	Eco-System Recycling Co., Ltd. East Plant	RMAP	Recycle/Scrap, Canada, Mozambique, Japan, Australia, Bolivia, Indonesia
Gold	Eco-System Recycling Co., Ltd. North Plant	RMAP	No known country of origin
Gold	Eco-System Recycling Co., Ltd. West Plant	RMAP	No known country of origin
Gold	Emerald Jewel Industry India Limited (Unit 1)		No known country of origin
Gold	Emerald Jewel Industry India Limited (Unit 2)		No known country of origin
Gold	Emerald Jewel Industry India Limited (Unit 3)		No known country of origin
Gold	Emerald Jewel Industry India Limited (Unit 4)		No known country of origin
Gold	Emirates Gold DMCC	RMAP	United Arab Emirates
Gold	Fidelity Printers and Refiners Ltd.		Zimbabwe
Gold	Fujairah Gold FZC		No known country of origin
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	RMAP - Active	No known country of origin
Gold	Geib Refining Corporation	RMAP	United States, China
Gold	Gold Coast Refinery		No known country of origin
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	LBMA, RMAP	Papua New Guinea, Russian Federation, Japan, Malaysia, Bolivia, Canada, Mongolia, Mozambique, China, Brazil, Poland, Australia, Peru, Tajikistan, Kyrgyzstan, Indonesia
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	LBMA	Russian Federation, China
Gold	Guangdong Jinding Gold Limited		China, Taiwan, Brazil, Australia, Peru
Annex I - 2

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.		China
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.		China, Korea, Republic of
Gold	Heimerle + Meule GmbH	LBMA, RMAP	Recycle/Scrap, Hong Kong, Philippines, Malaysia, Canada, Austria, Mongolia, Mozambique, China, South Africa, Mexico, Jersey, Australia, Germany
Gold	Heraeus Metals Hong Kong Ltd.	LBMA, RJC, RMAP	Viet Nam, Singapore, Hong Kong, Philippines, Japan, Malaysia, Thailand, Switzerland, Canada, Mozambique, China, Taiwan, South Africa, France, Australia, Peru, Laos, Germany
Gold	Heraeus Precious Metals GmbH & Co. KG	RMAP	Hong Kong, United States, Malaysia, United Arab Emirates, Bolivia, Switzerland, Saudi Arabia, Turkey, China, Jersey, Australia, Chile, Peru, Germany
Gold	Hunan Chenzhou Mining Co., Ltd.		Canada, Mozambique, China, Australia, Switzerland
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.		No known country of origin
Gold	HwaSeong CJ CO., LTD.		Canada, Hong Kong, United States, Japan, China, Korea, Republic of, Mexico, Australia
Gold	Industrial Refining Company		No known country of origin
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	LBMA, RMAP	Mongolia, China, Mexico
Gold	International Precious Metal Refiners		No known country of origin
Gold	Ishifuku Metal Industry Co., Ltd.	LBMA, RMAP	Canada, United States, Japan, China, Australia
Gold	Istanbul Gold Refinery	LBMA, RMAP	Turkey
Gold	Italpreziosi	RJC, RMAP	No known country of origin
Gold	JALAN & Company		No known country of origin
Gold	Japan Mint	LBMA, RMAP	Japan, Italy, Mexico, Australia
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant		Canada, Russian Federation, Japan, Australia
Gold	JSC Uralelectromed		Russian Federation, Taiwan, Brazil, Australia, Switzerland
Gold	JX Nippon Mining & Metals Co., Ltd.	LBMA, RMAP	Saudi Arabia, Taiwan, United Kingdom, Chile, Indonesia
Gold	K.A. Rasmussen		No known country of origin
Gold	Kaloti Precious Metals		United Arab Emirates
Gold	Kazakhmys Smelting LLC		Kazakhstan, Kyrgyzstan
Gold	Kazzinc	LBMA, RMAP	Japan, China, Taiwan, Kazakhstan, Australia, Switzerland, Peru
Gold	Kennecott Utah Copper LLC	LBMA, RMAP	United States, China
Gold	KGHM Polska Miedz Spolka Akcyjna	RMAP	Chile
Annex I - 3

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Gold	Kojima Chemicals Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Gold	Korea Zinc Co., Ltd.	RMAP	No known country of origin
Gold	Kundan Care Products Ltd.		No known country of origin
Gold	Kyrgyzaltyn JSC		Brazil, Australia, Kyrgyzstan
Gold	Kyshtym Copper-Electrolytic Plant ZAO		No known country of origin
Gold	L'azurde Company For Jewelry		Saudi Arabia, Canada, Japan, Taiwan, Australia
Gold	Lingbao Gold Co., Ltd.		China
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.		China
Gold	L'Orfebre S.A.	RMAP	No known country of origin
Gold	LS-NIKKO Copper Inc.	LBMA, RMAP	Singapore, Hong Kong, United States, Japan, Kazakhstan, India, China, Korea, Republic of, Brazil, South Africa, Mexico, Chile, Australia, Peru, Indonesia
Gold	LT Metal Ltd.	RMAP	No known country of origin
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.		China
Gold	Marsam Metals	RMAP	No known country of origin
Gold	Materion	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Gold	Matsuda Sangyo Co., Ltd.	LBMA, RMAP	Canada, Hong Kong, United States, China, Japan, United Kingdom, Australia, Indonesia
Gold	MD Overseas		No known country of origin
Gold	Metal Concentrators SA (Pty) Ltd.	RMAP	No known country of origin
Gold	Metallix Refining Inc.		No known country of origin
Gold	Metalor Technologies (Hong Kong) Ltd.	LBMA, RJC, RMAP	Hong Kong, United States, China, Japan, Australia, Peru, Switzerland
Gold	Metalor Technologies (Singapore) Pte., Ltd.	LBMA, RJC, RMAP	Singapore, China, Switzerland
Gold	Metalor Technologies (Suzhou) Ltd.	RJC, RMAP	China, South Africa
Gold	Metalor Technologies S.A.	LBMA, RJC, RMAP	Canada, Sweden, Hong Kong, Belgium, United States, China, United Kingdom, Ivory Coast, Switzerland, Indonesia
Gold	Metalor USA Refining Corporation	LBMA, RJC, RMAP	Canada, United States, China, Mexico, Switzerland
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	LBMA, RMAP	China, Mexico
Annex I - 4

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Gold	Mitsui Mining and Smelting Co., Ltd.	LBMA, RMAP	Canada, Japan, China, Australia
Gold	MMTC-PAMP India Pvt., Ltd.	LBMA, RMAP	United States, India
Gold	Modeltech Sdn Bhd		No known country of origin
Gold	Morris and Watson		Recycle/Scrap, New Zealand, United States
Gold	Moscow Special Alloys Processing Plant		Russian Federation, China, Bolivia
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	LBMA, RMAP	Saudi Arabia, Turkey, United Arab Emirates
Gold	Navoi Mining and Metallurgical Combinat	RMAP	United States, China, Uzbekistan, Indonesia
Gold	NH Recytech Company	RMAP	No known country of origin
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	RJC, RMAP	Austria, Indonesia
Gold	Ohura Precious Metal Industry Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)		Russian Federation
Gold	OJSC Novosibirsk Refinery		Canada, Russian Federation, China, Philippines, Brazil, Italy, Malaysia, Bolivia, Switzerland, Peru
Gold	PAMP S.A.	LBMA, RMAP	Canada, Hong Kong, United States, China, Japan, United Kingdom, Mexico, South Africa, Australia, Switzerland, Indonesia
Gold	Pease & Curren		No known country of origin
Gold	Penglai Penggang Gold Industry Co., Ltd.		China
Gold	Planta Recuperadora de Metales SpA	RMAP	No known country of origin
Gold	PT Aneka Tambang (Persero) Tbk	LBMA, RMAP	Canada, Brazil, Malaysia, Australia, Chile, Bolivia, Switzerland, Peru, Germany, Ethiopia, Indonesia
Gold	PX Precinox S.A.	LBMA, RMAP	Canada, Mozambique, Australia, Switzerland
Gold	QG Refining, LLC		No known country of origin
Gold	Refinery of Seemine Gold Co., Ltd.		China
Gold	REMONDIS PMR B.V.	RMAP	No known country of origin
Gold	Royal Canadian Mint	LBMA, RMAP	Canada, United States, Japan, Guyana, Mexico, Suriname, Chile, Switzerland, Peru, Germany
Gold	SAAMP	RJC, RMAP	No known country of origin
Gold	Sabin Metal Corp.		Canada, Russian Federation, United States, China, Brazil, Mexico, Portugal
Gold	Safimet S.p.A	RMAP	Italy
Gold	SAFINA A.S.	RMAP	Czech Republic
Annex I - 5

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Gold	Sai Refinery		No known country of origin
Gold	SAMWON METALS Corp.		Canada, Sweden, Hong Kong, China, Korea, Republic of, Australia
Gold	Sancus ZFS (L’Orfebre, SA)	RMAP - Active	No known country of origin
Gold	SAXONIA Edelmetalle GmbH	RMAP - Active	Germany
Gold	Sellem Industries Ltd.		No known country of origin
Gold	SEMPSA Joyeria Plateria S.A.	LBMA, RMAP	Spain
Gold	Shandong Gold Smelting Co., Ltd.	LBMA, RMAP	China, Peru
Gold	Shandong Humon Smelting Co., Ltd.		No known country of origin
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.		Russian Federation
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	LBMA, RMAP	United States, China, Japan
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.		No known country of origin
Gold	Shirpur Gold Refinery Ltd.		No known country of origin
Gold	Sichuan Tianze Precious Metals Co., Ltd.	LBMA, RMAP	No known country of origin
Gold	Singway Technology Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals		Russian Federation, Taiwan, Germany
Gold	Solar Applied Materials Technology Corp.	LBMA, RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, Hong Kong, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Gold	Sovereign Metals		No known country of origin
Gold	State Research Institute Center for Physical Sciences and Technology		No known country of origin
Gold	Sudan Gold Refinery		No known country of origin
Gold	Sumitomo Metal Mining Co., Ltd.	LBMA, RMAP	United States, Japan, Philippines, Australia, Chile, Indonesia
Gold	SungEel HiMetal Co., Ltd.	RMAP	No known country of origin
Annex I - 6

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Gold	Super Dragon Technology Co., Ltd.		Recycle/Scrap, China, Taiwan
Gold	T.C.A S.p.A	LBMA, RMAP	Italy
Gold	Tanaka Kikinzoku Kogyo K.K.	LBMA, RMAP	Singapore, Hong Kong, United States, Japan, Uzbekistan, United Kingdom, Malaysia, Bolivia, Switzerland, Canada, Belgium, China, South Africa, Mexico, Australia, Chile, Indonesia
Gold	Tokuriki Honten Co., Ltd.	LBMA, RMAP	Canada, Hong Kong, United States, Japan, China, Chile, Australia, Peru
Gold	Tongling Nonferrous Metals Group Co., Ltd.		China
Gold	TOO Tau-Ken-Altyn	RMAP	No known country of origin
Gold	Torecom	RMAP	Russian Federation, China, Korea, Republic of, Brazil, Mexico, Chile, Bolivia, Indonesia
Gold	Umicore Precious Metals Thailand	RJC, RMAP	United States, China, Thailand, Peru
Gold	Umicore S.A. Business Unit Precious Metals Refining	LBMA, RMAP	Canada, China, Japan, Bolivia
Gold	United Precious Metal Refining, Inc.	RMAP	Canada, Russian Federation, Belgium, United States, China, Japan, Australia, Bolivia, Thailand, Switzerland, Peru, Indonesia
Gold	Valcambi S.A.	LBMA, RJC, RMAP	Hong Kong, Japan, China, Taiwan, Australia, Switzerland, Germany
Gold	Value Trading		No known country of origin
Gold	WEEEREFINING	RMAP - Active	No known country of origin
Gold	Western Australian Mint (T/a The Perth Mint)	LBMA, RMAP	Papua New Guinea, Hong Kong, Guinea, China, Korea, Republic of, Chile, Bolivia, Australia, Peru
Gold	WIELAND Edelmetalle GmbH	RMAP	Germany
Gold	Yamakin Co., Ltd.	RMAP	Canada, Mozambique, United States, China, Japan, Brazil, Australia
Gold	Yokohama Metal Co., Ltd.	RMAP	Japan, China, Brazil, Malaysia, Spain
Gold	Yunnan Copper Industry Co., Ltd.		Canada, China, Chile
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	LBMA, RMAP	Canada, Mongolia, Mozambique, China, Philippines, Australia, Thailand, Laos, Switzerland, Ethiopia, Germany
Tantalum	D Block Metals, LLC	RMAP	United States
Tantalum	Exotech Inc.	RMAP - Active	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tantalum	FIR Metals & Resource Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Israel, Australia, Estonia, Indonesia
Annex I - 7

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	RMAP	No known country of origin
Tantalum	Jiangxi Tuohong New Raw Material	RMAP	No known country of origin
Tantalum	Metallurgical Products India Pvt., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Brazil, Guyana, Korea, Republic of, Jersey, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tantalum	Mineracao Taboca S.A.	RMAP	Brazil
Tantalum	Mitsui Mining and Smelting Co., Ltd.	RMAP	Japan, Brazil, United Kingdom, Malaysia, Australia, Chile
Tantalum	NPM Silmet AS	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tantalum	QuantumClean	RMAP	United States, Brazil, Poland
Tantalum	Resind Industria e Comercio Ltda.	RMAP	No known country of origin
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	RMAP	No known country of origin
Tantalum	Solikamsk Magnesium Works OAO	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tantalum	Telex Metals	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Recycle/Scrap, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Annex I - 8

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tantalum	XinXing Haorong Electronic Material Co., Ltd.	RMAP	China
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	RMAP	Russian Federation, China, Peru
Tin	Alpha	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Jersey, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Sweden, China, Ireland, Slovakia, France, Nigeria, Recycle/Scrap, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tin	An Vinh Joint Stock Mineral Processing Company		Turkey, Viet Nam, Brazil
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	RMAP	China
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	RMAP	No known country of origin
Tin	China Tin Group Co., Ltd.	RMAP	Russian Federation, United States, China, Mexico, Switzerland, Indonesia
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	RMAP - Active	No known country of origin
Tin	CRM Synergies	RMAP	No known country of origin
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.		No known country of origin
Tin	Dowa	RMAP	No known country of origin
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company		Canada, Viet Nam, United States, China, Brazil, Chile
Tin	Estanho de Rondonia S.A.	RMAP	Taiwan, Brazil
Tin	Fabrica Auricchio Industria e Comercio Ltda.	RMAP	No known country of origin
Tin	Fenix Metals	RMAP	Recycle/Scrap, China, Poland, Brazil, Bolivia, Australia, Kazakhstan, Peru, Indonesia
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.		No known country of origin
Tin	Gejiu Kai Meng Industry and Trade LLC		China
Annex I - 9

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	RMAP	China
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	RMAP	China, Brazil, Indonesia
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	RMAP	No known country of origin
Tin	HuiChang Hill Tin Industry Co., Ltd.	RMAP	No known country of origin
Tin	Jiangxi New Nanshan Technology Ltd.	RMAP	Russian Federation, China, Bolivia, Portugal
Tin	Ma'anshan Weitai Tin Co., Ltd.	RMAP	No known country of origin
Tin	Melt Metais e Ligas S.A.	RMAP - Active	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tin	Metallic Resources, Inc.	RMAP	United States
Tin	Metallo Spain S.L.U.	RMAP	Spain
Tin	Mineracao Taboca S.A.	RMAP	Brazil, Thailand
Tin	Minsur	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tin	Mitsubishi Materials Corporation	RMAP	Canada, Papua New Guinea, Japan, Indonesia
Tin	Modeltech Sdn Bhd		No known country of origin
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company		Viet Nam, Estonia
Tin	Novosibirsk Processing Plant Ltd.	RMAP	Russian Federation, United States, Philippines, Kazakhstan, Peru
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	RMAP	Netherlands, Philippines, China, Thailand
Tin	O.M. Manufacturing Philippines, Inc.	RMAP	Canada, Japan, Philippines, China, Brazil, Malaysia, Bolivia, Peru
Tin	Pongpipat Company Limited		No known country of origin
Tin	Precious Minerals and Smelting Limited		No known country of origin
Annex I - 10

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tin	PT Aries Kencana Sejahtera		Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tin	PT Artha Cipta Langgeng	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Uzbekistan, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tin	PT ATD Makmur Mandiri Jaya	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tin	PT Babel Inti Perkasa	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tin	PT Babel Surya Alam Lestari	RMAP	China
Tin	PT Bangka Serumpun	RMAP	No known country of origin
Tin	PT Belitung Industri Sejahtera		Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tin	PT Cipta Persada Mulia	RMAP	Singapore, United States, Japan, Kazakhstan, India, China, Korea, Republic of, Brazil, South Africa, Australia, Chile, Peru, Indonesia
Tin	PT Masbro Alam Stania	RMAP - Active	No known country of origin
Tin	PT Menara Cipta Mulia	RMAP	No known country of origin
Annex I - 11

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tin	PT Mitra Stania Prima	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Kyrgyzstan, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tin	PT Mitra Sukses Globalindo	RMAP - Active	No known country of origin
Tin	PT Panca Mega Persada		Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tin	PT Prima Timah Utama	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tin	PT Rajawali Rimba Perkasa	RMAP	No known country of origin
Tin	PT Refined Bangka Tin	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tin	PT Sariwiguna Binasentosa	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tin	PT Sukses Inti Makmur	RMAP - Active	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Annex I - 12

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tin	PT Timah Tbk Kundur	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tin	PT Timah Tbk Mentok	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tin	PT Tirus Putra Mandiri		China, Indonesia
Tin	PT Tommy Utama		Indonesia
Tin	Resind Industria e Comercio Ltda.	RMAP	No known country of origin
Tin	Rui Da Hung	RMAP	Japan, China, Taiwan, Brazil
Tin	Soft Metais Ltda.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tin	Super Ligas	RMAP - Active	No known country of origin
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	RMAP	No known country of origin
Tin	Tin Technology & Refining	RMAP	No known country of origin
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company		Viet Nam, Indonesia
Tin	White Solder Metalurgia e Mineracao Ltda.	RMAP	China, Brazil, Thailand, Peru, Germany
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	RMAP	Recycle/Scrap, Singapore, China
Tin	Yunnan Tin Company Limited	RMAP	Myanmar, Hong Kong, United States, Malaysia, Bolivia, Canada, Belgium, China, Brazil, Australia, Peru, Germany, Ethiopia, Indonesia
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.		No known country of origin
Tungsten	ACL Metais Eireli	RMAP	No known country of origin
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	RMAP - Active	No known country of origin
Tungsten	Artek LLC		No known country of origin
Annex I - 13

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tungsten	China Molybdenum Co., Ltd.	RMAP	No known country of origin
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.		No known country of origin
Tungsten	Cronimet Brasil Ltda	RMAP	No known country of origin
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	RMAP	No known country of origin
Tungsten	Fujian Xinlu Tungsten	RMAP	No known country of origin
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	RMAP	No known country of origin
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tungsten	Global Tungsten & Powders Corp.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tungsten	Hunan Chenzhou Mining Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Annex I - 14

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tungsten	Japan New Metals Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	RMAP	China
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.		China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	RMAP	China, Korea, Republic of
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	RMAP	Papua New Guinea, Argentina, Singapore, Guinea, United States, Japan, Canada, China, Brazil, Mexico, Chile, Australia, Peru
Tungsten	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	RMAP	No known country of origin
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RMAP	No known country of origin
Tungsten	Kennametal Fallon	RMAP	Recycle/Scrap, Russian Federation, Viet Nam, United States, China, Bolivia, Portugal
Tungsten	Kennametal Huntsville	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tungsten	KGETS CO., LTD.	RMAP	No known country of origin
Tungsten	Lianyou Metals Co., Ltd.	RMAP	No known country of origin
Tungsten	LLC Vostok	RMAP - Active	No known country of origin
Annex I - 15

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tungsten	Masan High-Tech Materials	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tungsten	Moliren Ltd.	RMAP	No known country of origin
Tungsten	Niagara Refining LLC	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Estonia, Indonesia
Tungsten	NPP Tyazhmetprom LLC	RMAP - Active	No known country of origin
Tungsten	OOO “Technolom” 1	RMAP - Active	No known country of origin
Tungsten	OOO “Technolom” 2	RMAP - Active	No known country of origin
Tungsten	Philippine Chuangxin Industrial Co., Inc.	RMAP	No known country of origin
Tungsten	TANIOBIS Smelting GmbH & Co. KG	RMAP	No known country of origin
Tungsten	Unecha Refractory Metals Plant	RMAP	No known country of origin
Tungsten	Wolfram Bergbau und Hutten AG	RMAP	Austria, China, Australia
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	RMAP	No known country of origin
Annex I - 16

Exhibit 1.01
Annex I
The table below is an aggregation of data provided by Weatherford’s suppliers through April 15, 2022 and lists SORs within our supply chain that may source 3TG from the DRC. For reporting year 2021, all but six of these SORs are certified as conflict-free. Three of the six SORs are in the process of obtaining their certification. The other three exceptions are: one gold SOR that is located in a covered country with no known country of origin for its conflict minerals, one gold SOR that sources its gold from a covered country along with fifteen other non-DRC countries , and one tin SOR that sources its tin from a covered country along with six other non-DRC countries.

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Gold	African Gold Refinery		No known country of origin
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	LBMA, RMAP	DRC- Congo (Kinshasa), Argentina, United States, Japan, Uzbekistan, Zambia, Switzerland, Canada, China, Brazil, Mexico, Chile, Australia, Peru, Germany
Gold	Asaka Riken Co., Ltd.	RMAP	Recycle/Scrap, Armenia, Burundi, Mozambique, Niger, Japan, Rwanda, Mexico, Nigeria
Gold	CCR Refinery - Glencore Canada Corporation	LBMA, RMAP	DRC- Congo (Kinshasa), Argentina, United States, Japan, Zambia, Switzerland, Canada, China, Chile, Australia, Peru, Germany, Indonesia
Gold	Jiangxi Copper Co., Ltd.	LBMA, RMAP	United States, China, Japan, Rwanda, Chile
Gold	Mitsubishi Materials Corporation	LBMA, RMAP	Canada, Mongolia, Papua New Guinea, Austria, Mozambique, Hong Kong, Japan, United Kingdom, Congo (Brazzaville), Chile
Gold	Nihon Material Co., Ltd.	LBMA, RMAP	DRC- Congo (Kinshasa), Niger, Japan, Rwanda, Malaysia, Bolivia, Thailand, Portugal, Switzerland, Spain, Canada, Mozambique, China, Brazil, Chile, Australia, Nigeria, Peru, Indonesia
Gold	Prioksky Plant of Non-Ferrous Metals		Russian Federation, Japan, Rwanda, Sierra Leone, Bolivia, India, Canada, Mozambique, China, Namibia, Brazil, Zimbabwe, Australia, Ethiopia, Germany
Gold	Rand Refinery (Pty) Ltd.	LBMA, RMAP	DRC- Congo (Kinshasa), Papua New Guinea, Hong Kong, Guinea, Philippines, Tanzania, Ghana, Malaysia, Switzerland, Canada, Austria, Mozambique, Mali, China, Namibia, South Africa, Jersey, Australia, Germany
Gold	Samduck Precious Metals	RMAP	United States, Japan, Rwanda, Sierra Leone, Bolivia, Thailand, India, Canada, Mozambique, Namibia, China, Brazil, Korea, Republic of, Zimbabwe, Australia, Germany, Ethiopia
Tantalum	AMG Brasil	RMAP	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	RMAP	DRC- Congo (Kinshasa), Canada, Russian Federation, Mozambique, China, Brazil, Australia, Thailand
Tantalum	F&X Electro-Materials Ltd.	RMAP	DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, Recycle/Scrap, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia
Annex I - 17

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tantalum	Global Advanced Metals Aizu	RMAP	DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tantalum	Global Advanced Metals Boyertown	RMAP	DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	RMAP	DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Germany, Ethiopia, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tantalum	H.C. Starck Hermsdorf GmbH	RMAP	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tantalum	H.C. Starck Inc.	RMAP	Burundi, United States, Japan, Rwanda, Sierra Leone, Congo (Brazzaville), Bolivia, India, Canada, Mozambique, Namibia, China, Brazil, Zimbabwe, Nigeria, Australia, Germany, Ethiopia
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	RMAP	DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Italy, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia
Annex I - 18

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tantalum	Jiujiang Tanbre Co., Ltd.	RMAP	DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Philippines, Rwanda, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	RMAP	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tantalum	KEMET de Mexico	RMAP	DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Mali, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Ghana, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Ethiopia, Germany, Russian Federation, Burundi, Viet Nam, Singapore, United States, Guinea, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	RMAP	DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Uganda, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tantalum	Taki Chemical Co., Ltd.	RMAP	Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia
Annex I - 19

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tantalum	TANIOBIS Co., Ltd.	RMAP	DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Uganda, Suriname, Israel, Australia, Indonesia, Estonia
Tantalum	TANIOBIS GmbH	RMAP	DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tantalum	TANIOBIS Japan Co., Ltd.	RMAP	Japan, Rwanda, Sierra Leone, Bolivia, India, Canada, Mozambique, Namibia, China, Brazil, Zimbabwe, Australia, Germany, Ethiopia
Tantalum	TANIOBIS Smelting GmbH & Co. KG	RMAP	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Germany, Ethiopia, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tantalum	Ulba Metallurgical Plant JSC	RMAP	DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), Belarus, India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	RMAP	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Philippines, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tin	CV Venus Inti Perkasa	RMAP - Active	Canada, Japan, Guyana, Mexico, Suriname, Congo (Brazzaville), Chile, Switzerland, Peru, Germany, Indonesia
Annex I - 20

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tin	EM Vinto	RMAP	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tin	Luna Smelter, Ltd.	RMAP	No known country of origin
Tin	Magnu's Minerais Metais e Ligas Ltda.	RMAP	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tin	Malaysia Smelting Corporation (MSC)	RMAP	DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Mongolia, Austria, Mozambique, Luxembourg, Korea, Republic of, Guyana, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Tanzania, Zambia, Congo (Brazzaville), India, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Ethiopia, Germany, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Netherlands, China, Ireland, Slovakia, France, United Kingdom, Kenya, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tin	Metallo Belgium N.V.	RMAP	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tin	Operaciones Metalurgicas S.A.	RMAP	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tin	PT Bukit Timah	RMAP - Active	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Poland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Annex I - 21

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tin	PT Stanindo Inti Perkasa	RMAP	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Armenia, Mongolia, Austria, Mozambique, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tin	PT Timah Nusantara	RMAP - Active	DRC- Congo (Kinshasa), Burundi, Niger, China, Rwanda, Brazil, Malaysia, Congo (Brazzaville), Nigeria, Bolivia, Indonesia
Tin	PT Tinindo Inter Nusa	RMAP	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tin	Thaisarco	RMAP	DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Morocco, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Poland, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia
Tin	VQB Mineral and Trading Group JSC		DRC- Congo (Kinshasa), Viet Nam, Japan, China, Malaysia, Peru, Indonesia
Tungsten	A.L.M.T. TUNGSTEN Corp.	RMAP	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tungsten	Asia Tungsten Products Vietnam Ltd.	RMAP	Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia
Annex I - 22

Exhibit 1.01
Annex I

Metal	Official Smelter Name	Conflict-Free Certifications	Mine Countries of Origin
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	RMAP	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	RMAP	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tungsten	H.C. Starck Tungsten GmbH	RMAP	Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia
Tungsten	Hydrometallurg, JSC	RMAP	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	RMAP	DRC- Congo (Kinshasa), Canada, Russian Federation, China, Brazil, Malaysia, Bolivia, Australia, Peru, Indonesia
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	RMAP	Burundi, Russian Federation, Niger, Rwanda, Malaysia, Thailand, Bolivia, Spain, Canada, China, Brazil, Mexico, Nigeria, Australia
Tungsten	Xiamen Tungsten Co., Ltd.	RMAP	DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Indonesia, Estonia
Annex I - 23